UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010 (November 18, 2010)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2010, the Board of Directors (the “Board”) of Xfone, Inc. (the “Company”) approved and adopted the Reamended and Restated Bylaws of the Company, which are attached hereto as Exhibit 3.12 (the “November 2010 Amended Bylaws”).  The sole change contained in the November 2010 Amended Bylaws, which amend the bylaws dated January 15, 2009 that were in effect prior to this amendment,  is a revision to Section 3.1.1 reducing the maximum number of directors authorized to serve on the Board from ten (10) to eight (8).  This description is qualified in its entirety by reference to the full text of the November 2010 Amended Bylaws filed herewith as Exhibit 3.12.

 Item         9.01 Financial Statements and Exhibits

(a) None.
(b) None.
(c) None.
(d) Exhibits

Exhibit No.	Description
3.12	Reamended and Restated Bylaws of Xfone, Inc. dated November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: November 18, 2010	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
3.12	Reamended and Restated Bylaws of Xfone, Inc. dated November 18, 2010.